COLUMBIA FUNDS

TERMINATION, REPLACEMENT AND

RESTATEMENT AGREEMENT RELATING TO

$1,000,000,000 CREDIT AGREEMENT

Dated as of December 6, 2016

CITIBANK, N.A., and

HSBC BANK USA, N.A.,

each as a Syndication Agent,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Documentation Agent,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent, and

JPMORGAN CHASE BANK, N.A.,

CITIGROUP GLOBAL MARKETS INC., and

HSBC BANK USA, N.A.,

as Joint Lead Arrangers and Joint Bookrunners

TERMINATION, REPLACEMENT AND RESTATEMENT AGREEMENT (this “TRR Agreement”) dated as of December 6, 2016, among (i) the trusts listed on Schedule I (the “Registrants”), each of which is executing this TRR Agreement on behalf of its respective underlying series set forth beneath such Registrant’s name on Schedule I (each such series, individually, a “Borrower” and, collectively, the “Borrowers”), (ii) the several banks and other financial institutions from time to time parties to this TRR Agreement (the “Lenders”), and (iii) JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent for the Lenders hereunder (in such capacity, the “Administrative Agent”);

WHEREAS, certain of the Borrowers, certain of the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of December 9, 2014 (as it has been terminated, replaced and restated, amended, supplemented or otherwise modified heretofore, the “Original Credit Agreement”);

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Original Credit Agreement.

WHEREAS, the Original Credit Agreement is to be terminated as provided herein; and

WHEREAS, the Lenders and the Administrative Agent are willing, subject to the terms and conditions of this TRR Agreement, to replace the Original Credit Agreement with a new credit agreement as provided herein;

NOW, THEREFORE, in consideration of the mutual agreements contained in this TRR Agreement and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Termination, Replacement and Restatement. Subject to the conditions set forth in Section 3 hereof:

(a) The Original Credit Agreement, including all schedules and exhibits thereto, is hereby terminated, subject to applicable provisions set forth therein as to the survival of certain rights and obligations, and simultaneously replaced by a new credit agreement (the “New Credit Agreement”) identical in form and substance to the Original Credit Agreement except as expressly set forth below.

(b) The heading of the New Credit Agreement shall read as follows:

CREDIT AGREEMENT, dated as of December 6, 2016 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) among (i) the trusts listed on Schedule I (the “Registrants”), each of which is executing this Agreement on behalf of its respective underlying series set forth beneath such Registrant’s name on Schedule I (each such series, individually, a “Borrower” or “Fund” and, collectively, the “Borrowers” or “Funds”), (ii) the several banks and other financial institutions from time to time parties to this Agreement (the “Lenders”), (iii) each of Citibank, N.A. and [HSBC Bank USA, N.A.,] as a Syndication Agent (collectively, the “Syndication Agents”) and (iv) JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent for the Lenders hereunder (in such capacity, the “Administrative Agent”);

(c) Section 1.1 of the New Credit Agreement is hereby amended so that the following definition reads in its entirety as stated below:

“Termination Date”: December 5, 2017, or such earlier date on which the Commitments shall terminate as provided herein.

(d) Section 1.1 of the New Credit Agreement is hereby further amended by inserting the following definitions in their appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(e) Section 2 of the New Credit Agreement is hereby amended by adding at the end thereof the following new Section 2.18:

2.18 German Bank Separation Act. If any Lender shall have determined in good faith (which determination shall be final and conclusive and binding upon all parties hereto) that, due to the implementation of the German Act on the Ring-fencing of Risks and for the Recovery and Resolution Planning for Credit Institutions and Financial Groups (Gesetz zur Abschirmung von Risiken und zur Planung der Sanierung und Abwicklung von Kreditinstituten und Finanzgruppen) of 7 August 2013 (commonly referred to as the German Bank Separation Act (Trennbankengesetz) (the “GBSA”), whether before or after the date hereof, or any corresponding European legislation (such as the proposed regulation on structural measures improving the resilience of European Union credit institutions) that may amend or replace the GBSA in the future or any regulation thereunder, or due to the promulgation of, or any change in the interpretation by, any court, tribunal or regulatory authority with competent jurisdiction of the GBSA or any corresponding future European legislation or any regulation thereunder, the arrangements contemplated by this Agreement or the Loans have, or will, become illegal, prohibited or otherwise unlawful (regardless of whether such illegality, prohibition or unlawfulness could be prevented by transferring such arrangements or Loans to an affiliate or other third party), then, and in any such event, such Lender may give written notice to the Borrowers and the Administrative Agent of such determination, whereupon (i) all of the obligations of such Lender shall become due and payable, and each Borrower shall repay the outstanding principal of such obligations together with accrued interest thereon promptly (and in no event no later than the 5th Business Day immediately after the date of such notice) and such repayment shall not be subject to the terms and conditions of Section 2.9(a) or Section 9.7 hereof and (ii) the Commitment of such Lender shall terminate on the date of such written notice.

(f) Section 3 of the New Credit Agreement is hereby amended by adding at the end thereof the following new Section 3.22:

3.22 EEA Financial Institutions. No Fund or Borrower is an EEA Financial Institution.

(g) Section 9 of the New Credit Agreement is hereby amended by adding at the end thereof the following new Section 9.19:

SECTION 9.19. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

(h) Schedule I of the New Credit Agreement shall be in the form of Schedule I to this TRR Agreement.

(i) Schedule Ia of the New Credit Agreement shall be in the form of Schedule Ia to this TRR Agreement.

(j) Schedule II of the New Credit Agreement shall be in the form of Schedule II to this TRR Agreement.

(k) As used in any Schedule or Exhibit to the Credit Agreement the term “Credit Agreement” shall mean the “Agreement” (as defined above).

SECTION 2. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this TRR Agreement and to make the Loans, each Registrant on behalf of itself and each Borrower on whose behalf it acts hereby represents and warrants to the Administrative Agent and each Lender that (it being agreed that each such Registrant represents and warrants only to matters with respect to itself and each of its Borrowers, and each Borrower represents and warrants only to matters with respect to itself):

(a) This TRR Agreement and the New Credit Agreement (and the execution, delivery and performance thereof) have been duly authorized and, in the case of this TRR Agreement, executed and delivered by it and constitute its legal, valid and binding obligations enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b) The representations and warranties set forth in Section 3 of the New Credit Agreement are true and correct in all material respects on the date hereof (and such representations therein applicable to or referencing the Credit Agreement shall be deemed to apply and refer to this TRR Agreement).

(c) Before and after giving effect to this TRR Agreement, no Default or Event of Default has occurred and is continuing.

SECTION 3. Conditions to Effectiveness. This TRR Agreement and the New Credit Agreement, including the agreement of each Lender to make Loans thereunder, shall become effective as of the date hereof (the “Effective Date”) upon the occurrence of the following conditions precedent (which shall be deemed to satisfy Section 4.1 of the New Credit Agreement):

(a) The Administrative Agent shall have received counterparts of this TRR Agreement which, when taken together, bear the signatures of all the parties named on the signature pages hereto.

(b) The Administrative Agent shall have received, on behalf of itself and the Lenders, a favorable written opinion of counsel for the Borrowers referring to this TRR Agreement and the New Credit Agreement, (i) dated the date hereof, (ii) addressed to the Administrative Agent and the Lenders, and (iii) covering such other matters relating to this TRR Agreement and the transactions hereunder and under the New Credit Agreement as the Administrative Agent or its counsel shall reasonably request, and the Borrowers hereby instruct their counsel to deliver such opinion.

(c) All legal matters incident to this TRR Agreement, the New Credit Agreement and the borrowings and extensions of credit thereunder shall be satisfactory to the Lenders and to Pryor Cashman LLP, counsel for the Administrative Agent.

(d) The Administrative Agent shall have received on the date hereof:

(i) a certificate of the Secretary, Assistant Secretary, Treasurer or Assistant Treasurer of each Registrant dated the date hereof and certifying that attached thereto are true and correct copies of the following: (A) resolutions duly adopted by the Board of Trustees or Directors, as the case may be, of such Registrant on behalf of each series thereof that is a Borrower (or itself if it is a Borrower), authorizing this TRR Agreement and the execution, delivery and performance of this TRR Agreement and the borrowings under the New Credit Agreement, and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect; (B) such Registrant’s declaration of trust or articles of incorporation, as the case may be, and all amendments thereto; (C) such Registrant’s bylaws and all amendments thereto; (D) such Registrant’s Investment Management Agreement and all amendments thereto; (E) such Registrant’s Custodian Agreement(s) and all amendments thereto; (F) designation of the location where the most recent Prospectus is publicly available for each Fund, or a copy of such prospectus; and (G) designation of the location where the most recent Statement of Additional Information is publicly available for each Fund, or a copy of such Statement of Additional Information. To the extent that any of the documents referred to in clauses (B), (C), (D) and (E) above (i) has been previously delivered to the Administrative Agent in connection with the Original Credit Agreement or a subsequent amendment to the Original Credit Agreement and (ii) has not been amended since the date of such delivery and continues to be in full force and effect, the Registrants may deliver to the Administrative Agent an officer’s certificate to such effect in lieu of such document (such certificate shall state when such document was previously delivered);

(ii) a certificate of the Secretary or Assistant Secretary of each Registrant dated the date hereof and certifying as to the incumbency and specimen signature of each officer executing this TRR Agreement, the New Credit Agreement or any other document delivered in connection herewith on behalf of such Registrant;

(iii) a certificate of another officer as to the incumbency and specimen signature of the officer executing the certificates pursuant to (ii) above; and

(iv) such other documents as the Lenders or counsel for the Administrative Agent may reasonably request.

(e) To the extent requested by the Administrative Agent or any Lender, the Administrative Agent or such Lender, as applicable, shall have received, for each Borrower, a Form FR U-1 executed by the applicable Registrant on behalf of such Borrower, together with a current list of assets of such Borrower (including all “margin stock” (as defined in Regulation U) of such Borrower) in conformity with the requirements of Form FR U-1.

(f) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers or Registrants hereunder.

SECTION 4. Applicable Law. THIS TRR AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

SECTION 5. Original Credit Agreement. Until the occurrence of the earlier to occur of the Effective Date as provided in Section 3 hereof and the Termination Date (as defined in the Original Credit Agreement), the Original Credit Agreement shall continue in full force and effect in accordance with the provisions thereof and the rights and obligations of the parties thereto shall not be affected hereby, and all fees and interest accruing under the Original Credit Agreement shall continue to accrue at the rates provided for therein.

SECTION 6. Counterparts. This TRR Agreement may be executed in two or more counterparts (including by facsimile or other electronic transmission), each of which shall constitute an original but all of which when taken together shall constitute but one contract.

SECTION 7. Expenses. Each of the Borrowers agrees, severally and neither jointly nor jointly and severally, to reimburse the Administrative Agent for its Pro Rata Allocation (as defined in the New Credit Agreement) of the Administrative Agent’s out-of-pocket expenses in connection with this TRR Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent as provided for in the Fee Letter dated as of November 15, 2016 among the Administrative Agent and the Borrowers.

SECTION 8. Acknowledgement of New Borrowers. By virtue of the amendment to Schedule I to the New Credit Agreement effected by this TRR Agreement, the following sub-fund, series or portfolio of the Registrant set forth beside its name below is being added to the New Credit Agreement as an additional Borrower (each a “New Borrower”):

New Borrower	Registrant

Active Portfolios® Multi-Manager Directional Alternatives Fund

Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund

Columbia Variable Portfolio – U.S. Flexible Growth Fund

Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund

Columbia Funds Series Trust I Columbia Funds Variable Insurance Trust Columbia Funds Variable Insurance Trust Columbia Funds Variable Insurance Trust
Columbia Core Bond ETF Columbia Intermediate Municipal Bond ETF	Columbia ETF Trust Columbia ETF Trust

Each New Borrower hereby represents and warrants to the Administrative Agent and each Lender that as of the date hereof and after giving effect to this TRR Agreement: (i) the representations and warranties set forth in Section 3 of the New Credit Agreement are true and correct with respect to such New Borrower, except to the extent such representations and warranties expressly relate to an earlier date; (ii) such New Borrower is in compliance in all material respects with all the terms and provisions (or, in the case of such terms and provisions that are already qualified by materiality, in all respects) set forth in the New Credit Agreement on its part to be observed or performed as of the date hereof and after giving effect to this TRR Agreement; and (iii) no Default or Event of Default with respect to such New Borrower, nor any event which with the giving of notice or the expiration of any applicable grace period or both would constitute such a Default or Event of Default with respect to such New Borrower has occurred and is continuing. Each New Borrower agrees to be bound by the terms and conditions of the New Credit Agreement in all respects as a Borrower thereunder and hereby assumes all of the obligations of a Borrower thereunder.

By its execution of this TRR Agreement, the Agent and each Lender does hereby acknowledge the addition of each New Borrower as a Borrower under the New Credit Agreement.

SECTION 9. Effect on the Documents; Loan Document. Except as expressly waived or amended hereby, the New Credit Agreement and all Loan Documents, and all other documents, agreements, instruments or writings entered into in connection therewith, shall remain in full force and effect and are hereby ratified, confirmed and acknowledged by each Registrant, on behalf of itself and on behalf of each Borrower a series thereof, or on behalf of itself if it is a Borrower. For the avoidance of doubt, the parties acknowledge and agree that this TRR Agreement is a “Loan Document” as such term is defined in the New Credit Agreement.

[Signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this TRR Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Kenise Henry Larmond
	Name:	Kenise Henry Larmond
	Title:	Vice President

COLUMBIA FUNDS

2016 TRR AGREEMENT SIGNATURE PAGE

Each of the Registrants listed on Schedule I, on behalf of itself and each of its underlying series set forth beneath its name on Schedule I

By:	/s/ Michael G. Clarke
	Name:	Michael G. Clarke
	Title*:	Treasurer, Chief Financial Officer and Chief Accounting Officer

* (The above-signed officer holds this office with each of the Registrants)

COLUMBIA FUNDS

2016 TRR AGREEMENT SIGNATURE PAGE

CITIBANK, N.A.

By:	/s/ Maureen Maroney
	Name:	Maureen Maroney
	Title:	Vice President

COLUMBIA FUNDS

2016 TRR AGREEMENT SIGNATURE PAGE

HSBC BANK USA, N.A.

By:	/s/ Courtney A. Write
	Name:	Courtney A. Write
	Title:	Vice President

COLUMBIA FUNDS

2016 TRR AGREEMENT SIGNATURE PAGE

WELLS FARGO BANK, N.A.

By:	/s/ Michelle S. Dagenhart
	Name:	Michelle S. Dagenhart
	Title:	Director

COLUMBIA FUNDS

2016 TRR AGREEMENT SIGNATURE PAGE

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Mona Tauss
	Name:	Mona Tauss
	Title:	Vice President

COLUMBIA FUNDS

2016 TRR AGREEMENT SIGNATURE PAGE

THE BANK OF NEW YORK MELLON

By:	/s/ Kenneth P. Sneider, Jr.
	Name:	Kenneth P. Sneider, Jr.
	Title:	Managing Director

COLUMBIA FUNDS

2016 TRR AGREEMENT SIGNATURE PAGE

BANK OF AMERICA, N.A.

By:	/s/ Matthew C. White
	Name:	Matthew C. White
	Title:	Vice President

COLUMBIA FUNDS

2016 TRR AGREEMENT SIGNATURE PAGE

BNP PARIBAS

By:	/s/ Phil Truesdale
	Name:	Phil Truesdale
	Title:	Managing Director

By:	/s/ Nair P. Raghu
	Name:	Nair P. Raghu
	Title:	Vice President

COLUMBIA FUNDS

2016 TRR AGREEMENT SIGNATURE PAGE

CREDIT SUISSE AG, NY BRANCH

By:	/s/ Doreen Bar
	Name:	Doreen Bar
	Title:	Authorize Signatory

	By:	/s/ William O’Daly
	Name:	William O’Daly
	Title:	Authorize Signatory

COLUMBIA FUNDS

2016 TRR AGREEMENT SIGNATURE PAGE

DEUTSCHE BANK AG NY BRANCH

By:	/s/ Virginia Consenza
	Name:	Virginia Consenza
	Title:	Vice President

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

COLUMBIA FUNDS

2016 TRR AGREEMENT SIGNATURE PAGE

MORGAN STANLEY BANK, N.A.

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

COLUMBIA FUNDS

2016 TRR AGREEMENT SIGNATURE PAGE

UBS AG, STAMFORD BRANCH

By:	/s/ Hussein Daly
	Name:	Hussein Daly
	Title:	Associate Director

By:	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director

COLUMBIA FUNDS

2016 TRR AGREEMENT SIGNATURE PAGE

GOLDMAN SACHS BANK USA

By:	/s/ Ryan Durkin
	Name:	Ryan Durkin
	Title:	Authorized Signatory

SCHEDULE I

REGISTRANTS & BORROWERS*

Columbia Funds Series Trust II
Active Portfolios® Multi-Manager Value Fund
Columbia Absolute Return Currency and Income Fund
Columbia Asia Pacific ex-Japan Fund
Columbia Capital Allocation Aggressive Portfolio
Columbia Capital Allocation Conservative Portfolio
Columbia Capital Allocation Moderate Portfolio
Columbia Commodity Strategy Fund
Columbia Disciplined Core Fund (f/k/a Columbia Large Core Quantitative Fund)
Columbia Disciplined Growth Fund (f/k/a Columbia Large Growth Quantitative Fund)
Columbia Disciplined Value Fund (f/k/a Columbia Large Value Quantitative Fund)
Columbia Diversified Equity Income Fund
Columbia Dividend Opportunity Fund
Columbia Emerging Markets Bond Fund
Columbia European Equity Fund
Columbia Flexible Capital Income Fund
Columbia Floating Rate Fund
Columbia Global Bond Fund
Columbia Global Equity Value Fund
Columbia Global Infrastructure Fund
Columbia Global Opportunities Fund
Columbia Government Money Market Fund (f/k/a Columbia Money Market Fund)
Columbia High Yield Bond Fund
Columbia Income Builder Fund
Columbia Income Opportunities Fund
Columbia Inflation Protected Securities Fund
Columbia Limited Duration Credit Fund
Columbia Minnesota Tax-Exempt Fund
Columbia Mortgage Opportunities Fund
Columbia Select Global Equity Fund
Columbia Select Large-Cap Value Fund
Columbia Select Smaller-Cap Value Fund
Columbia Seligman Communications and Information Fund
Columbia Seligman Global Technology Fund
Columbia Short-Term Cash Fund
Columbia Small/Mid Cap Value Fund
Columbia Strategic Municipal Income Fund (f/k/a Columbia AMT-Free Tax-Exempt Bond Fund)
Columbia U.S. Government Mortgage Fund

*	Registrants, including Registrants that are also Borrowers, are designated in bold type face; each Borrower that is a series is listed below the name of the Registrant that acts on such Borrower’s behalf.

Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Balanced Fund
Columbia Variable Portfolio – Commodity Strategy Fund
Columbia Variable Portfolio – Core Equity Fund
Columbia Variable Portfolio – Disciplined Core Fund (f/k/a Columbia Variable Portfolio – Large Core Quantitative Fund)
Columbia Variable Portfolio – Dividend Opportunity Fund
Columbia Variable Portfolio – Emerging Markets Bond Fund
Columbia Variable Portfolio – Emerging Markets Fund
Columbia Variable Portfolio – Global Bond Fund
Columbia Variable Portfolio – Government Money Market Fund (f/k/a Columbia Variable Portfolio – Cash Management Fund)
Columbia Variable Portfolio – High Yield Bond Fund
Columbia Variable Portfolio – Income Opportunities Fund
Columbia Variable Portfolio – Intermediate Bond Fund
Columbia Variable Portfolio – Large Cap Growth Fund
Columbia Variable Portfolio – Large Cap Index Fund
Columbia Variable Portfolio – Limited Duration Credit Fund
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund
Columbia Variable Portfolio – Mid Cap Growth Fund
Columbia Variable Portfolio – Mid Cap Value Fund
Columbia Variable Portfolio – Select International Equity Fund
Columbia Variable Portfolio – Select Large-Cap Value Fund
Columbia Variable Portfolio – Select Smaller-Cap Value Fund
Columbia Variable Portfolio – Seligman Global Technology Fund
Columbia Variable Portfolio – U.S. Equities Fund
Columbia Variable Portfolio – U.S. Government Mortgage Fund
Variable Portfolio – Aggressive Portfolio
Variable Portfolio – American Century Diversified Bond Fund
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund
Variable Portfolio – CenterSquare Real Estate Fund (f/k/a Variable Portfolio – Morgan Stanley Global Real Estate Fund)
Variable Portfolio – Columbia Wanger International Equities Fund
Variable Portfolio – Conservative Portfolio
Variable Portfolio – DFA International Value Fund
Variable Portfolio – Eaton Vance Floating-Rate Income Fund
Variable Portfolio – J.P. Morgan Core Bond Fund
Variable Portfolio – Jennison Mid Cap Growth Fund
Variable Portfolio – Loomis Sayles Growth Fund
Variable Portfolio – MFS Blended Research Core Equity Fund (f/k/a Variable Portfolio – Sit Dividend Growth Fund)
Variable Portfolio – MFS Value Fund
Variable Portfolio – Moderate Portfolio
Variable Portfolio – Moderately Aggressive Portfolio
Variable Portfolio – Moderately Conservative Portfolio

Variable Portfolio – Morgan Stanley Advantage Fund (f/k/a Variable Portfolio – Holland Large Cap Growth Fund)
Variable Portfolio – T. Rowe Price Large Cap Value Fund (f/k/a Variable Portfolio – NFJ Dividend Value Fund)
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund
Variable Portfolio – Oppenheimer International Growth Fund (f/k/a Variable Portfolio – Invesco International Growth Fund)
Variable Portfolio – Partners Small Cap Growth Fund
Variable Portfolio – Partners Small Cap Value Fund
Variable Portfolio – Pyramis® International Equity Fund
Variable Portfolio – TCW Core Plus Bond Fund
Variable Portfolio – Victory Sycamore Established Value Fund (f/k/a Variable Portfolio – Victory Established Value Fund)
Variable Portfolio – Wells Fargo Short Duration Government Fund

Columbia Funds Series Trust
Columbia AMT-Free California Intermediate Muni Bond Fund
Columbia AMT-Free Georgia Intermediate Muni Bond Fund
Columbia AMT-Free Maryland Intermediate Muni Bond Fund
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund
Columbia AMT-Free Virginia Intermediate Muni Bond Fund
Columbia Capital Allocation Moderate Aggressive Portfolio
Columbia Capital Allocation Moderate Conservative Portfolio
Columbia Convertible Securities Fund
Columbia Global Strategic Equity Fund
Columbia Large Cap Enhanced Core Fund
Columbia Large Cap Growth Fund III
Columbia Large Cap Index Fund
Columbia Mid Cap Index Fund
Columbia Mid Cap Value Fund
Columbia Overseas Value Fund
Columbia Select Global Growth Fund
Columbia Select International Equity Fund
Columbia Select Large Cap Equity Fund
Columbia Short Term Bond Fund
Columbia Short Term Municipal Bond Fund
Columbia Small Cap Index Fund
Columbia Small Cap Value Fund II

Columbia Funds Series Trust I
Active Portfolios® Multi-Manager Alternatives Fund (f/k/a Active Portfolios® Multi-Manager Alternative Strategy Fund)
Active Portfolios® Multi-Manager Directional Alternatives Fund
Active Portfolios® Multi-Manager Growth Fund
Active Portfolios® Multi-Manager Small Cap Equity Fund
Active Portfolios® Multi-Manager Total Return Bond Fund (f/k/a Active Portfolios® Multi-Manager Core Plus Bond Fund)

CMG Ultra Short Term Bond Fund
Columbia Adaptive Risk Allocation Fund
Columbia Alternative Beta Fund (f/k/a Columbia Adaptive Alternatives Fund)
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund
Columbia AMT-Free Intermediate Muni Bond Fund
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund
Columbia AMT-Free New York Intermediate Muni Bond Fund
Columbia AMT-Free Oregon Intermediate Muni Bond Fund
Columbia Balanced Fund
Columbia Bond Fund
Columbia California Tax-Exempt Fund
Columbia Contrarian Core Fund
Columbia Corporate Income Fund
Columbia Disciplined Small Core Fund (f/k/a Columbia Small Cap Core Fund)
Columbia Diversified Absolute Return Fund
Columbia Diversified Real Return Fund
Columbia Dividend Income Fund
Columbia Emerging Markets Fund
Columbia Global Dividend Opportunity Fund
Columbia Global Energy and Natural Resources Fund
Columbia Global Technology Growth Fund
Columbia Greater China Fund
Columbia High Yield Municipal Fund
Columbia Large Cap Growth Fund
Columbia Mid Cap Growth Fund
Columbia Multi-Asset Income Fund
Columbia New York Tax-Exempt Fund
Columbia Pacific/Asia Fund
Columbia Real Estate Equity Fund
Columbia Select Large Cap Growth Fund
Columbia Small Cap Growth Fund I
Columbia Small Cap Value Fund I
Columbia Strategic Income Fund
Columbia Tax-Exempt Fund
Columbia Total Return Bond Fund (f/k/a/ Columbia Intermediate Bond Fund)
Columbia U.S. Social Bond Fund
Columbia U.S. Treasury Index Fund

Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio – Asset Allocation Fund
Columbia Variable Portfolio – Contrarian Core Fund
Columbia Variable Portfolio – Diversified Absolute Return Fund
Columbia Variable Portfolio – Long Government/Credit Bond Fund (f/k/a Columbia Variable Portfolio – Core Bond Fund)
Columbia Variable Portfolio – Managed Volatility Conservative Fund
Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund
Columbia Variable Portfolio – Managed Volatility Growth Fund
Columbia Variable Portfolio – Select Large Cap Growth Fund

Columbia Variable Portfolio – Small Cap Value Fund
Columbia Variable Portfolio – Small Company Growth Fund
Columbia Variable Portfolio – Strategic Income Fund
Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund
Columbia Variable Portfolio – U.S. Flexible Growth Fund
Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund
Variable Portfolio – AQR Managed Futures Strategy Fund
Variable Portfolio – Lazard International Equity Advantage Fund (f/k/a Variable Portfolio – Pyrford International Equity Fund)
Variable Portfolio – Multi-Manager Diversified Income Fund
Variable Portfolio – Multi-Manager Interest Rate Adaptive Fund

Columbia ETF Trust
Columbia Core Bond ETF
Columbia Intermediate Municipal Bond ETF

SCHEDULE Ia

DESIGNATED BORROWERS,

DESIGNATED PERCENTAGES

AND PRO RATA ALLOCATIONS

[REDACTED DATA]

SCHEDULE II

COMMITMENTS

[REDACTED DATA]